UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

 ____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Delaware	000-50368	26-1631624
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

145 Hunter Drive, Wilmington, OH	45177
(Address of principal executive offices)	(Zip Code)

(937) 382-5591

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As part of a potential debt financing transaction in connection with the previously announced pending acquisition of Air Transport Services Group, Inc. (“ATSG”, the “Company”, “we”, “our” or “us”) by Stonepeak Nile Parent LLC and Stonepeak Nile MergerCo Inc. (the “Merger”), we anticipate disclosing to prospective lenders the following information which has not yet been publicly reported.

Preliminary Estimated Unaudited Financial Results for the Three Months and Year Ended December 31, 2024

Set forth below are the Company’s selected preliminary estimated unaudited financial results for the three months and year ended December 31, 2024. Our preliminary estimates set forth below are forward-looking statements. The Company’s preliminary estimated unaudited financial results set forth below are not a comprehensive statement of the Company’s financial results for the three months and year ended December 31, 2024 and remain subject to, among other things, the completion of the Company’s financial closing procedures. Therefore, any information with respect to or prepared on the basis of the Company’s unaudited financial information as of and for the three months and year ended December 31, 2024 is a preliminary estimate based upon information available to the Company’s management as of the date hereof and is subject to change. As a result, it is possible that the Company’s actual results may differ materially from such estimates due to the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the Company finalizes its financial results for the three months and year ended December 31, 2024. The preliminary estimates for the three months and year ended December 31, 2024 are not necessarily indicative of the results to be achieved in any future period.

	For the Year Ended
	December 31, 2024		December 31, 2023
	(Low)	(High)
(in thousands)	(estimated) (unaudited)		(actual)
Revenue	$1,958,180	$1,962,180	$2,070,611
Adjusted EBITDA (non-GAAP)	$545,135	$551,135	$561,603

	For the Three Months Ended
	December 31, 2024		December 31, 2023
	(Low)	(High)
(in thousands)	(estimated) (unaudited)		(actual)
Revenue	$513,000	$517,000	$517,040
Adjusted EBITDA (non-GAAP)	$158,000	$164,000	$129,890

Revenue includes customer incentive amortization of $3,912, $8,800, $18,689 and $28,675 (in thousands) for the three months ended December 31, 2023 and December 31, 2024 and years ended December 31, 2023 and December 31, 2024, respectively.

Management uses Adjusted EBITDA (non-GAAP, defined below) to assess the performance of the Company's operating results among periods. It is a metric that facilitates the comparison of financial results of underlying operations. Additionally, these non-GAAP adjustments are similar to the adjustments used by lenders in the Company’s senior secured credit facility to assess financial performance and determine the cost of borrowed funds. The adjustments also remove the non-service cost components of retiree benefit plans because they are not closely related to ongoing operating activities. To improve comparability between periods, the adjustments also exclude from EBITDA from Continuing Operations the recognition of charges related to the discharge of a foam fire suppression system in a Company aircraft hangar, net of related insurance recoveries. Management presents EBITDA from Continuing Operations (defined below), as a subtotal toward calculating Adjusted EBITDA.

EBITDA from Continuing Operations (non-GAAP) is defined as Earnings (Loss) from Continuing Operations Before Income Taxes plus net interest expense, depreciation, and amortization expense. Adjusted EBITDA is defined as EBITDA from Continuing Operations less financial instrument revaluation gains or losses, non-service components of retiree benefit costs, amortization of warrant-based customer incentive costs recorded in revenue, charge off of debt issuance costs upon refinancing, costs from non-consolidated affiliates and charges related to the discharge of a foam fire suppression system, net of insurance recoveries.

The following table presents a reconciliation from Earnings (Loss) from Continuing Operations Before Income Taxes to Adjusted EBITDA (non-GAAP) for the three months and years ended December 31, 2023 and December 31, 2024, respectively.

	Three Months Ended December 31,			Year Ended December 31,
	2024		2023	2024		2023
	(Low)	(High)		(Low)	(High)
(in thousands)	(estimated) (unaudited)		(actual)	(estimated) (unaudited)		(actual)
Earnings (Loss) from Continuing Operations Before Income Taxes	$19,235	$25,135	$(15,591)	$37,232	$43,132	$84,239
Interest Income	(150)	(150)	(181)	(959)	(959)	(766)
Interest Expense	18,600	18,600	20,951	82,094	82,094	72,704
Depreciation and Amortization	105,000	104,000	89,314	386,254	385,254	342,985
EBITDA from Continuing Operations (non-GAAP)	142,685	147,585	$94,493	504,621	509,521	$499,162
Add customer incentive amortization	8,800	8,800	3,912	28,675	28,675	18,689
Add start-up loss from non-consolidated affiliates	—	—	342	2,202	2,202	4,740
Less debt issuance cost	—	—	—	—	—	936
Less net (gain) loss on financial instruments	(2,770)	(1,870)	3,754	(2,904)	(2,004)	962
Add non-service components of retiree benefit credits and the impact of settlements	1,085	1,085	27,363	4,341	4,341	37,017
Add transaction fees	8,200	8,400	—	8,200	8,400
Add net charges for hangar foam fire suppression system discharge	—	—	26	—	—	97
Adjusted EBITDA (non-GAAP)	$158,000	$164,000	$129,890	$545,135	$551,135	$561,603

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to ATSG.

Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve inherent risks and uncertainties. ATSG intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 (the “Act”) and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and aircraft in service, technological developments, economic trends, expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of ATSG’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements are susceptible to a number of risks, uncertainties and other factors. While ATSG believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, ATSG’s actual results and experiences could differ materially from the anticipated results or other expectations expressed in its forward-looking statements. A number of important factors could cause ATSG's actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) changes in the market demand for ATSG's assets and services, including the loss of customers or a reduction in the level of services it performs for customers; (ii) the ability of ATSG's operating airlines to maintain on-time service and control costs; (iii) the cost and timing with respect to which ATSG is able to purchase and modify aircraft to a cargo configuration; (iv) fluctuations in ATSG's traded share price and in interest rates, which may result in mark-to-market charges on certain financial instruments; (v) the number, timing, and scheduled routes of ATSG's aircraft deployments to customers; (vi) ATSG's ability to remain in compliance with key agreements with customers, lenders and government agencies; (vii) the impact of current supply chain constraints, which may be more severe or persist longer than currently expected; (viii) the impact of the current competitive labor market; (ix) changes in general economic and/or industry-specific conditions, including inflation and regulatory changes; and (x) the impact of geopolitical tensions or conflicts and human health crises, and other factors that could cause ATSG’s actual results to differ materially from those indicated by such forward-looking statements, which are discussed in “Risk Factors” in Item 1A of Part II of ATSG’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 and Item 1A of ATSG's 2023 Form 10-K and may be contained from time to time in its other filings with the U.S. Securities and Exchange Commission, including its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Statements regarding the Merger, including the expected time period to consummate the Merger, the anticipated benefits (including synergies) of the Merger and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends, are also provided under the “safe harbor” protection in the Act. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that ATSG’s stockholders may not approve the Merger; the risk that the anticipated tax treatment of the transactions contemplated by the Agreement and Plan of Merger is not obtained; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of ATSG’s common stock; the risk that the Merger and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of ATSG to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Merger that could be instituted against ATSG or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Merger which are not waived or otherwise satisfactorily resolved; the risk of rating agency actions and ATSG’s ability to access short- and long-term debt markets on a timely and affordable basis; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of ATSG’s control.

Readers should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based only on information, plans and estimates as of the date of this release. New risks and uncertainties arise from time to time, and factors that ATSG currently deems immaterial may become material, and it is impossible for ATSG to predict these events or how they may affect it. Except as may be required by applicable law, ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. ATSG does not endorse any projections regarding future performance that may be made by third parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. JOSEPH PAYNE
	Name:	W. Joseph Payne
	Title:	Chief Legal Officer & Secretary

Date: January 27, 2025